SUMMARY PROSPECTUS ï APRIL 30, 2010 Van Kampen Real Estate Securities Fund

Class / Ticker  A ACREX  B ACRBX  C ACRCX  I ACRDX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.vankampen.com/realestatesecurities. You can also get this information at no cost by calling 800-847-2424 or by sending an e-mail request to prospectus.vk@vankampen.com. The Fund’s prospectus and Statement of Additional Information (“SAI”), both dated April 30, 2010, the Fund’s audited financial statements for the fiscal year ended December 31, 2009, including the notes thereto, and the report of Ernst & Young LLP, included in the Fund’s annual report dated December 31, 2009, are all incorporated by reference into this Summary Prospectus. The Fund’s SAI and annual report may be obtained, free of charge, in the same manner as the Fund’s prospectus.

Investment Objectives
The Fund’s investment objective is to seek long-term growth of capital. Current income is the secondary investment objective.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Van Kampen funds. More information about these and other discounts is available from your financial professional and in the “Purchase of Shares” section beginning on page 12 of the Fund’s prospectus.

	Class A	Class B	Class C	Class I
	Shares	Shares	Shares	Shares

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	None	None	None

Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None	4.00%[1]	1.00%[2]	None

Maximum sales charge (load) imposed on reinvested dividends (as a percentage of net assets)	None	None	None	None

Account Maintenance (Low Balance) Fee (for accounts generally under $750)	$12/yr	$12/yr	$12/yr	$12/yr

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.80%	0.80%	0.80%	0.80%

Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	None

Other expenses	0.54%	0.54%	0.54%	0.54%

Acquired funds (i.e., underlying funds) fees and expenses	0.02%	0.02%	0.02%	0.02%

Total annual fund operating expenses	1.61%	2.36%	2.36%	1.36%

Fee waiver and/or expense reimbursement[3]	0.04%	0.04%	0.04%	0.04%

Net annual fund operating expenses after fee waiver and/or expense reimbursement[3]	1.57%	2.32%	2.32%	1.32%

1	The maximum deferred sales charge is 4.00% in the first year after purchase, 4.00% in the second year, 3.00% in the third year, 2.50% in the fourth year, 1.50% during the fifth year after purchase and zero thereafter. See “Purchase of Shares — Class B Shares” in the Fund’s prospectus.
2	The maximum deferred sales charge is 1.00% in the first year after purchase and zero thereafter. See “Purchase of Shares — Class C Shares” in the Fund’s prospectus.
3	The Fund’s investment adviser is currently waiving or reimbursing all or a portion of the Fund’s management fees or other expenses. The fee waivers and/or expense reimbursements are expected to continue (such that the net annual fund operating expenses after fee waivers and/or expense reimbursements, excluding acquired fund (i.e., underlying fund) fees and expenses, do not exceed 1.55% for Class A Shares, 2.30% for Class B Shares, 2.30% for Class C Shares and 1.30% for Class I Shares) until such time that the Fund’s Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems that such action is appropriate.

Example:
The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s net operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One	Three	Five	Ten
	Year	Years	Years	Years

Class A Shares	$627	$947	$1,290	$2,254

Class B Shares	$635	$1,024	$1,390	$2,468

Class C Shares	$335	$724	$1,240	$2,656

Class I Shares	$134	$418	$723	$1,590

You would pay the following expenses if you did not redeem your shares:

Class A Shares	$627	$947	$1,290	$2,254

Class B Shares	$235	$724	$1,240	$2,468

Class C Shares	$235	$724	$1,240	$2,656

Class I Shares	$134	$418	$723	$1,590

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect Fund performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Fund’s investment adviser seeks to achieve the Fund’s investment objectives by investing primarily in a portfolio of securities of companies operating in the real estate industry, including equity securities of real estate investment trusts (“REITs”) and other securities of real estate operating companies. The Fund’s investment adviser emphasizes a bottom-up stock selection (seeking individual companies with attractive fundamental valuations relative to their underlying real estate value) with a top-down asset allocation overlay (focusing on key regional criteria, including demographic and macroeconomic considerations, for optimizing regional and property market mix). Portfolio securities are typically sold when the assessments of the Fund’s investment adviser of the growth or income potential of such securities materially change. A company operating in the real estate industry is one that derives at least 50% of its assets, gross income or net profits from the ownership, construction, management or sale of residential, commercial or industrial real estate. Besides equity securities of REITs, the Fund may invest in equity securities, including common stocks and convertible securities, or non-convertible preferred stocks and investment-grade debt securities of companies operating in the real estate industry. The Fund may invest up to 20% of the Fund’s net assets in securities of companies outside the real estate industry. The Fund may invest up to 25% of its total assets in securities of foreign issuers, some or all of which may be in the real estate industry. The Fund may purchase and sell certain instruments known as “derivatives,” such as options, futures contracts and options on futures contracts (collectively, also referred to in the Fund’s prospectus as Strategic Transactions) for various portfolio management purposes and to mitigate risks.

Principal Investment Risks
An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objectives. An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. The prices of equity securities of companies in the real estate industry may be more volatile and may not fluctuate in tandem with overall changes in the stock markets. Investments in fixed income or debt securities generally are affected by changes in prevailing interest rates and creditworthiness of the issuer. The prices of fixed income or debt securities tend to fall as interest rates rise, and such declines tend to be greater among securities with longer maturities.

•	Risks of investing in real estate. The Fund is susceptible to risks associated with the ownership of real estate and with the real estate industry in general and its investments in REITs may involve duplication of management fees and certain other expenses. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may be less diversified than other pools of securities, may have lower trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.

•	Foreign risks. The risks of investing in securities of foreign issuers, including emerging market country issuers, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues. Securities of emerging market country issuers may be subject to heightened levels of these risks.

•	Non-diversification risks. The Fund is classified as a “non-diversified” fund, which means the Fund may invest a greater portion of its assets in a more limited number of issuers than a “diversified” fund and may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund’s shares.

•	Risks of using derivative instruments. Risks of derivatives include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the instruments may not be liquid.

Annual Performance
One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund’s Class A Shares over the ten calendar years prior to the date of the Fund’s prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. The actual annual returns of Class B Shares, Class C Shares and Class I Shares would have similar variability from year to year as shown for the Fund’s Class A Shares; however, the actual annual returns of such classes of shares will differ from that shown for Class A Shares. Remember that past performance of the Fund is not indicative of its future performance.

Annual Return

The Fund’s return for the three-month period ended March 31, 2010 for Class A Shares was 10.18%. Updated performance information for the Fund is available on our web site at www.vankampen.com.

During the ten-year period shown in the bar chart, the highest quarterly return for Class A Shares was 30.52% (for the quarter ended September 30, 2009) and the lowest quarterly return for Class A Shares was –38.01% (for the quarter ended December 31, 2008).

Comparative Performance
As a basis for evaluating the Fund’s performance and risks, the table below shows how the Fund’s performance compares with the FTSE NAREIT (National Association of Real Estate Investment Trusts) Equity REITs Index and the Standard & Poor’s 500® (“S&P 500®”) Index, two indices that the Fund’s investment adviser believes are appropriate benchmarks for the Fund. The FTSE NAREIT Equity REITs Index is a free float-adjusted market capitalization weighted index of tax-qualified equity REITs listed on the New York Stock Exchange (“NYSE”), NYSE Amex and the NASDAQ National Market List. The S&P 500® Index measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The S&P 500® Index includes 500 leading companies in leading industries of the U.S. economy. The Fund’s performance figures include the maximum sales charges paid by investors. The indices’ performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the indices. An investment cannot be made directly in the indices.

In addition to before-tax returns for each class of shares, the table shows after-tax returns for the Fund’s Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after-tax returns for the Fund’s Class B Shares, Class C Shares and Class I Shares will vary from the Class A Shares’ returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Generally, after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after-tax return may be higher than the before-tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.

Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2009 (the most recently completed calendar year prior to the date of the Fund’s prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance. The “Past 10 Years” performance for Class B Shares reflects the conversion of such shares into Class A Shares eight years after the end of the calendar month in which the shares were purchased. The “Since Inception” performance information shown below for Class I Shares and the corresponding performance information for the FTSE NAREIT Equity REITs Index is provided since July 31, 2005 and Standard & Poor’s 500® Index is provided since July 21, 2005.

Average Annual Total			Past
Returns			10 Years
for the Periods Ended	Past	Past	or Since
December 31, 2009	1 Year	5 Years	Inception

Van Kampen Real Estate Securities Fund — Class A Shares

Return Before Taxes	22.40%	–0.10%	9.87%

Return After Taxes on Distributions	21.66%	–2.01%	8.16%

Return After Taxes on Distributions and Sale of Fund Shares	14.47%	–0.18%	8.31%

FTSE NAREIT Equity REITs Index	27.99%	0.36%	10.63%

S&P 500® Index	26.46%	0.42%	–0.95%

Van Kampen Real Estate Securities Fund — Class B Shares

Return Before Taxes	24.46%	0.30%	9.79%

FTSE NAREIT Equity REITs Index	27.99%	0.36%	10.63%

S&P 500® Index	26.46%	0.42%	–0.95%

Van Kampen Real Estate Securities Fund — Class C Shares

Return Before Taxes	26.63%	0.17%	9.63%

FTSE NAREIT Equity REITs Index	27.99%	0.36%	10.63%

S&P 500® Index	26.46%	0.42%	–0.95%

Van Kampen Real Estate Securities Fund — Class I Shares

Return Before Taxes	28.78%	N/A	–1.28%

FTSE NAREIT Equity REITs Index	27.99%	N/A	–2.52%

S&P 500® Index	26.46%	N/A	–0.03%

N/A — Not Applicable

Management Services
Van Kampen Asset Management is the Fund’s investment adviser (the “Adviser”). Information about the person responsible for the day-to-day management of the Fund’s portfolio is shown below:

		Date Began
Name	Title with Adviser	Managing Fund

Theodore R. Bigman	Managing Director	1995

Purchase and Sale of Fund Shares
The minimum initial investment amount for Class A Shares, Class B Shares and Class C Shares is $1,000 for each such class of shares for regular accounts and retirement accounts; and $50 for each such class of shares for accounts participating in a systematic investment program established directly with the Fund. The minimum subsequent investment is $50 for each such class of shares and all account types. Class I Shares, which are generally available for purchase only by eligible institutions, retirement accounts and fee-based investment programs, have no minimum initial or subsequent investment requirements, provided the other eligibility requirements for purchase are met. For more information, see “Purchase of Shares — How to Buy Shares” in the Fund’s prospectus.

The Fund’s shares are redeemable. Generally, holders of Class A Shares, Class B Shares and Class C Shares may redeem some or all of their shares without charge by the Fund (other than any applicable deferred sales charge) on any business day by written request (through an authorized dealer following procedures specified by such authorized dealer) or by telephone request by calling (800) 847-2424. Holders of Class I Shares must contact their plan administrator, program administrator or authorized dealer to redeem shares. Payment for shares redeemed generally will be made within seven days after receipt of request; certain telephone redemptions may be eligible for payment by wire transfer on the next business day.

Tax Information
Shareholders may receive distributions from the Fund of dividends and capital gains, which may be taxable to shareholders. Additionally, a sale of Fund shares is generally a taxable event. See “Federal Income Taxation” in the Fund’s prospectus.

Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Van Kampen Funds Inc. 522 Fifth Avenue New York, New York 10036 www.vankampen.com Copyright © 2010 Van Kampen Funds Inc. All rights reserved. Member FINRA/SIPC. Lit-Link: REALSUM 4/10